UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 3, 2013
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UNITED TECHNOLOGIES CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	1-812	06-0570975
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
One Financial Plaza
Hartford, Connecticut 06103
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code
(860) 728-7000
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5-Corporate Governance and Management

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b)    On September 3, 2013, United Technologies Corporation (the “Company”) announced that David P. Hess plans to retire from his position as President of the Pratt & Whitney division of the Company, effective as of January 1, 2014. The Company also announced that Paul R. Adams, currently Chief Operating Officer of Pratt & Whitney, has been named to succeed Mr. Hess as President of Pratt & Whitney effective January 1, 2014.
A copy of the press release announcing the retirement of Mr. Hess and the appointment of Mr. Adams is attached as Exhibit 99.1 to this Form 8-K and, except for the last sentence, is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits
Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

The following Exhibits are included herewith:

Exhibit Number	Exhibit Description
99.1	Press release, dated September 3, 2013, issued by United Technologies Corporation.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED TECHNOLOGIES CORPORATION
(Registrant)

Date: September 6, 2013	By:	/S/ PETER J. GRABER-LIPPERMAN
Peter J. Graber-Lipperman
Vice President, Secretary and Associate General Counsel

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.1	Press release, dated September 3, 2013, issued by United Technologies Corporation.